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                                                                    EXHIBIIT 4.1


      COMMON STOCK                  [BRILLIAN LOGO]                 COMMON STOCK

        NUMBER                                                            SHARES

                              BRILLIAN CORPORATION

INCORPORATED UNDER THE LAWS OF                SEE REVERSE FOR STATEMENT RELATING
    THE STATE OF DELAWARE                            TO RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS, IF ANY


                                                 CUSIP  10949P 10 7

THIS IS TO CERTIFY THAT


                                    SPECIMEN


IS THE RECORDER HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE,
                        OF BRILLIAN CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                             [INCORPORATED GRAPHIC]

    SECRETARY                                                          PRESIDENT



                                          COUNTERSIGNED AND REGISTERED:

                                                            THE BANK OF NEW YORK
                                                    TRANSFER AGENT AND REGISTRAR



                                        BY _____________________________________
                                                            AUTHORIZED SIGNATURE


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      A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

      KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -       as tenants in common                                        UNIF GIFT MIN ACT - ....Custodian .......
TEN ENT -       as tenants by the entireties                                                  (CUST)          (Minor)
JT TEN -        as joint tenants with right survivorship                                       under Uniform Gifts to
                and not as tenants in common                                                Minors Act ..............
                                                                                                              (State)
                                                                       UNIF TRF MIN ACT - Custodian (until age .....)
                                                                                                               (CUST)
                                                                                           ...under Uniform Transfers
                                                                                                              (Minor)
                                                                                          to Minors Act..............
                                                                                                              (State)


     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

            PLEASE INSERT SOCIAL SECURITY OR OTHER
                IDENTIFYING NUMBER OF ASSIGNEE


[                                                ]


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________

                                                                          Shares

________________________________________________________________________________
of the capital stock represented by the within Certificate, and do hereby irrevocable constitute and appoint




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                                                                        Attorney


________________________________________________________________________________
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________________


                                    X __________________________________________


                                    X __________________________________________

                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATSOEVER.


Signature(s) Guaranteed



By _________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED FOR SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Brillian Corporation (the "Company") and The Bank of New York, as Rights Agent, dated as of __________________, 2003 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.